PERCEPTRON, INC.

FIRST AMENDED AND RESTATED

2004 STOCK INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT

FOR NON-EMPLOYEE DIRECTORS

THIS RESTRICTED STOCK AWARD AGREEMENT (the “Award Agreement”) is made effective as of _________, 20__ (the “Grant Date”), between Perceptron, Inc., a Michigan Corporation (hereinafter called the “Corporation”), and __________________, hereinafter referred to as the “Grantee.” Capitalized terms not otherwise defined herein shall have the same meanings as in the Perceptron, Inc. First Amended and Restated 2004 Stock Incentive Plan, as may be amended from time to time (the terms of which are hereby incorporated by reference and made a part of this Award Agreement) (the “Plan”).

1. Grant of the Restricted Stock. Subject to the terms and conditions of the Plan and the additional terms and conditions set forth in this Award Agreement, the Corporation hereby grants to the Grantee [INSERT NUMBER OF SHARES] shares of Common Stock (hereinafter called the “Restricted Stock”). The Restricted Stock shall vest and become nonforfeitable in accordance with Section 2 hereof.

2. Restriction Period. The Common Stock subject to this Award Agreement are restricted from transfer until the restrictions lapse. Subject to the Grantee’s termination of services with the Corporation or a Subsidiary, as described in Section 3, below, the Common Stock subject to this Award Agreement shall vest upon the first anniversary of the Grant Date (the “Restriction Period”). Upon the lapse of the restrictions, the associated Common Stock shall become freely transferable if the Grantee’s services or employment has not been terminated on or prior to such date. Notwithstanding the provisions of this subsection, (i) in the event of a termination by the Corporation of the Grantee’s membership on the Board of Directors or failure to re-nominate the Grantee for election to the Board of Directors, or voluntary resignation by the Grantee from the Board of Directors at the request of the Board of Directors, following a Change in Control of the Corporation, (ii) failure of the Grantee to be reelected to the Board of Directors after being re-nominated for election by the Board of Directors, or (iii) in the event of a Change in Control, the Common Stock subject to this Award Agreement shall become 100% vested and nonforfeitable and all restrictions shall lapse. Until the lapse of the restrictions in this Section 2, any certificate evidencing the Common Stock subject to this Award Agreement, shall carry a restrictive legend that prohibits any transfer including the assignment, hypothecation or pledge of the Common Stock subject to this Award Agreement, prior to the lapse of the Restriction Period.

3. Termination. Except as described in Section 2, if the Grantee’s services are terminated for any reason, the Grantee’s right to the Common Stock subject to this Award Agreement that are still subject to the Restriction Period automatically shall terminate and be forfeited by the Grantee. The Committee retains the right to accelerate or waive restrictions on Common Stock covered by this Award Agreement.

4. Legend on Certificates. The Restricted Stock shall contain a legend stating that they are subject to transfer restrictions and other restrictions as the Committee may deem reasonably advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Restricted Stock are listed, or any applicable federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

5. Securities Laws. The Corporation may require the Grantee to make or enter into such written representations, warranties and agreements as the Committee may reasonably request in order to comply with applicable securities laws or with this Award Agreement. Anything to the contrary herein notwithstanding, the granting of the Restricted Stock hereunder shall be subject to such compliance with federal and state laws, rules and regulations applying to the authorization, issuance or sale of securities, and applicable stock exchange requirements, as the Corporation deems necessary or advisable.

6. Transferability. The Restricted Stock may not, at any time prior to becoming vested pursuant to Section 2 or thereafter, be transferred, sold, assigned, pledged, hypothecated or otherwise disposed of unless such transfer, sale, assignment, pledge, hypothecation or other disposition complies with the provisions of this Award Agreement.

7. Disputes. As a condition of the granting of the Restricted Stock granted hereby, the Grantee and the Grantee’s successors and assigns agree that any dispute or disagreement which shall arise under or as a result of this Award Agreement shall be determined by the Committee in its sole discretion and judgment and that any such determination and any interpretation by the Committee of the terms of this Award Agreement shall be final and shall be binding and conclusive for all purposes.

8. Adjustments. In the event of any stock dividend, subdivision or combination of shares, reclassification, or similar transaction affecting the shares covered by this award, determined by the Committee to be covered by this Section 8, a proposed dissolution or liquidation of the Corporation, a merger of the Corporation with or into another corporation where the Corporation is not the surviving corporation, but its stock is exchanged for the stock of the parent Corporation of the other party to the merger, the sale of substantially all of the assets of the Corporation, the reorganization of the Corporation or other similar transaction determined by the Committee to be covered by this Section 8, a proposed spin-off or a transfer by the Corporation of a portion of its assets resulting in the services of the Grantee by the spin-off entity or the entity acquiring assets of the Corporation, the rights of the Grantee shall be as provided in Section 9.1 of the Plan and any adjustment therein provided shall be made in accordance with Section 9.1 of the Plan.

9. Rights as a Stockholder. Except for potential forfeitability of the Restricted Stock prior to the lapse of restrictions set forth in Section 2 above, the Grantee shall have all the voting rights and entitlement to dividends and other distributions paid (although any dividends or distributions paid in Common Stock will be subject to the same restrictions, terms and conditions as the Restricted Stock to which it relates) with respect to Common Stock subject to this Award Agreement commencing on the date on which the stock certificate is issued (or book entry representing such shares has been made and such shares have been deposited with the appropriate book-entry custodian) evidencing the Restricted Stock under this Award Agreement.

10. Notices. Every notice relating to this Award Agreement shall be in writing and if given by mail shall be given by registered or certified mail with return receipt requested. All notices to the Corporation shall be delivered to the Secretary of the Corporation at the Corporation's headquarters or addressed to the Secretary of the Corporation at the Corporation's headquarters. All notices by the Corporation to the Grantee shall be delivered to the Grantee personally or addressed to the Grantee at the Grantee’s last residence address as then contained in the records of the Corporation or such other address as the Grantee may designate. Either party by notice to the other may designate a different address to which notices shall be addressed. Any notice given by the Corporation to the Grantee at the Grantee’s last designated address shall be effective to bind any other person who shall acquire rights hereunder.

11. Limitation on Obligations. The Corporation’s obligation with respect to the Restricted Stock granted hereunder is limited solely to the delivery to the Grantee of Common Stock on the date when such shares are due to be delivered hereunder, and in no way shall the Corporation become obligated to pay cash in respect of such obligation. This Award Agreement shall not be secured by any specific assets of the Corporation or any of its Subsidiaries, nor shall any assets of the Corporation or any of its subsidiaries be designated as attributable or allocated to the satisfaction of the Corporation’s obligations under this Award Agreement. In addition, the Corporation shall not be liable to the Grantee for damages relating to any delays in issuing the stock certificates to the Grantee (or Grantee’s designated entities), any loss of the certificates, or any mistakes or errors in the issuance of the certificates or in the certificates themselves.

12. Governing Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of this Award Agreement, shall be governed by the laws of the State of Michigan without regard to its choice of law rules.

13. Award Agreement Subject to Plan. The Award Agreement shall be subject to all terms and provisions of the Plan, to the extent applicable to the Restricted Stock. In the event of any conflict between this Award Agreement and the Plan, the terms of the Plan shall control, it being understood that variations in this Award Agreement from terms set forth in the Plan shall not be considered to be in conflict if the Plan permits such variations.

14. Counterparts. This Award Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

15. Captions. The captions to the sections and subsections contained in this Award Agreement are for reference only, do not form a substantive part of this Award Agreement and shall not restrict or enlarge substantive provisions of this Award Agreement.

16. Parties in Interest. This Award Agreement shall bind and shall inure to the benefit of the parties hereto, their respective permitted successors and assigns.

17. Complete Agreement. This Award Agreement shall constitute the entire agreement between the parties hereto and shall supersede all proposals, oral or written, and all other communications between the parties relating to the subject matter of this Award Agreement.

18. Modifications. The terms of this Award Agreement cannot be modified except in writing and signed by each of the parties hereto.

19. Severability. In the event that any one or more of the provisions of this Award Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

20. Code Section 83(b) Election. The Grantee may, at his or her option, elect to recognize the fair market value (less any amount paid by the Grantee) of the Restricted Stock upon the Grant Date pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended. The election will be made on a form provided by the Corporation and must be filed with the Internal Revenue Service no later than 30 days after the Grant Date. The Grantee is hereby advised to seek his or her own tax counsel regarding the taxation of the grant of Restricted Stock made hereunder. The Corporation and its agents have not and are not providing any tax advice to the Grantee.

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IN WITNESS WHEREOF, the Corporation has caused the Award to be granted pursuant to this Award Agreement on the Grant Date.

PERCEPTRON, INC.

By:

Name:

Title:

*************************************************************

ACKNOWLEDGEMENT

By signing below, the Grantee acknowledges and agrees that:

•	A copy of the Plan and the Plan’s Prospectus have been made available to the Grantee;
•	The Grantee has read and understands and accepts the conditions place on the Restricted Stock; and
•	If the Grantee does not return a signed copy of this Award Agreement to the address shown below not later than 30 days after the Grant Date, the Restricted Stock will be forfeited and the Award Agreement will terminate and be of no further force or effect.

Perceptron, Inc.

Attention: Vice President, General Counsel & Secretary

47827 Halyard Drive

Plymouth, MI 48170

GRANTEE

Printed Name:

Date:

PERCEPTRON, INC.

FIRST AMENDED AND RESTATED

2004 STOCK INCENTIVE PLAN

INSTRUCTIONS FOR COMPLETING SECTION 83(b) ELECTION FORM

A Grantee may make an election under Section 83(b) of the Code with respect to Restricted Stock. To do this:

•	The Grantee must make the election by completing the attached form;
•	Within 30 days of the Grant Date, the Grantee must send a copy of this form to the Internal Revenue Service office at which the Grantee files his or her federal income tax return;
•	A copy of this form must be submitted with the Grantee’s income tax return for the taxable year in which the property is transferred;
•	The Grantee also must send a copy of this completed form to:

Perceptron, Inc.

Attention: Vice President, General Counsel & Secretary

47827 Halyard Drive

Plymouth, MI 48170

ELECTION TO INCLUDE IN GROSS INCOME IN YEAR OF TRANSFER OF PROPERTY PURSUANT TO SECTION 83(b) OF THE INTERNAL REVENUE CODE

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in gross income as compensation for services, the excess (if any) of the fair market value of the shares described below over the amount paid for those shares.

1. The Name, Address and Taxpayer Identification Number (Social Security Number) of the undersigned are:

NAME OF TAXPAYER: _____________________

ADDRESS: ____________________________________

TAXPAYER’S SOCIAL SECURITY NUMBER ___________________

2. Description of property with respect to which this election is being made:

______________________ Common Stock of Perceptron, Inc., a Michigan Company (“Company”)

3. The date on which the property was transferred to the undersigned was ______________

The taxable year to which this election relates is calendar year 2013.

4. The nature of the restriction(s) to which the property is subject:

The property is non-transferable in the taxpayer’s hands and subject to substantial risk of forfeiture until the restrictions lapse on the first anniversary of the date the property was transferred to the taxpayer (described in Section 3 above), subject to accelerated vesting on a change in control, or certain other events. If the taxpayer’s services are terminated prior to the lapse of such restrictions, the taxpayer will forfeit any portion of the property that is still subject to such restrictions. Until the restrictions lapse, any stock certificate evidencing the property subject to this election shall carry a restrictive legend (if the property is issued in book entry form, a notation to the same restrictive effect as the legend shall be placed on the transfer agent’s books in connection with such property) that prohibits any transfer including the assignment, hypothecation or pledge of the property prior to the lapse of the restrictions on the property.

5. The fair market value at the time of transfer (determined without regard to any restriction other than a nonlapse restriction as defined in Income Tax Regulation Section 1.83-3(h)) of the property with respect to which this election is being made is $__________ per share.

6. Amount (if any) paid by taxpayer for said property is $________ per share.

7. The amount to include in gross income is $____________[Insert the result of the amount reported in Section 5 minus the amount reported in Section 6]

8. The undersigned has submitted a copy of this statement to the person for whom services were performed in connection with the undersigned’s receipt of the above-described property. The undersigned is the person performing the service in connection with the transfer of said property.

THIS ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE OFFICE WHERE THE TAXPAYER’S FEDERAL TAX RETURN IS FILED WITHIN 30 DAYS AFTER THE DATE ON WHICH THE SHARES ARE TRANSFERRED. A COPY OF THE ELECTION ALSO MUST BE ATTACHED TO THE TAXPAYER’S FEDERAL TAX RETURN FOR THE CALENDAR YEAR IN WHICH THE PROPERTY IS TRANSFERRED. THIS ELECTION CANNOT BE REVOKED WITHOUT THE CONSENT OF THE INTERNAL REVENUE SERVICE.

Dated: _______________
________________________________

(Signature of Taxpayer)

_________________________________

(Printed Name of Taxpayer)